POWERING GROWTH DELIVERING VALUE Investor Meetings September 10, 2019

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Powering Growth, Delivering Value | 2

PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States Our Business Our Plants Pinnacle West operates Arizona Public Service Company (“APS”), APS co-owns and operates power plants in the Southwest, with full our principal subsidiary operational control and responsibility for: Arizona’s largest and longest- FOUR CORNERS CHOLLA $18B serving electric company, A 2-unit coal-fired power A 3-unit coal-fired power Consolidated Assets providing affordable and reliable plant plant electricity for approximately 1.2M 1,540 MW2 767 MW2 customers 1 PALO VERDE Our Energy Sources The largest nuclear power plant in the U.S. Purchased Power - Conventional 3,990 MW2 15.1% APS shares ownership of Palo Verde with six other utilities, but Nuclear maintains sole management responsibility for the nation’s largest Renewables 30.5% nuclear plant 7.7% (Purchased Largest clean-air Power 5.7% and 27 >$1B Gas/Oil generator in the Owned 2.0%) 23.5% Coal Years as the nation’s Annual budget 23.2% United States largest power managed solely producer of any kind by APS 1 APS’s sources of energy by type used to supply energy to native load customers during 2018 2 Net generation rating; APS owns 29.1% of Palo Verde, 63.0% of Four Corners and 50.5% of Cholla Powering Growth, Delivering Value | 3

A STRATEGY TO DRIVE VALUE The Core is the foundation The APS Strategic Business Plan is anchored by four for our strategic and business themes that align with industry trends shaping our initiatives future and the way we do business Clean Affordable  Build a clean energy future  Deliver affordable energy for for tomorrow and continue the benefit of the customers to maintain a 50% clean and communities we serve energy mix today Reliable Customer Focused  Safely and efficiently deliver  Develop innovative and new reliable energy to meet the solutions to meet the needs of our customers now changing needs of our and in the future customers Powering Growth, Delivering Value | 4

PINNACLE WEST: OUR FUTURE We are making clean energy and infrastructure investments to support Arizona’s growth Our future includes: • More clean energy • A healthier environment • Palo Verde Generating Station, the largest clean energy producer in the country • Infrastructure to power Arizona’s growth To get there we will: • Continue Arizona’s solar leadership • Invest in battery storage and other clean technologies • Invest in infrastructure to support electric vehicles • Partner with customers to achieve their clean energy goals We expect 340,000 new customers and a 30% increase in our customers’ energy needs by 2030 Powering Growth, Delivering Value | 5

WHAT’S NEXT Take Charge AZ Pilot Program • EV charging equipment, installation and maintenance for business customers, government agencies and multifamily housing communities • Participants pay for energy costs to charge • We encourage charging during daytime off- peak hours when solar energy is abundant and overnight • Level 3 fast-charging infrastructure • Approximately $10 million capital investment each year in 2019 and 2020 Powering Growth, Delivering Value | 6

DELIVERING ON OUR COMMITMENT TO CUSTOMER AFFORDABILITY 2018 - July 2019 Adjustments to Residential Bills 6.48% $144.42 4/1/19 - TEAMI Since 2018, changes to adjustors Creditfrom federal have lowered the average tax reform $148.89 $141.33 $154.02 4/1/18 -EIS customer’s bill $9.71 4/1/19 -EIS 2/1/18 –PSA Recovers Recovers Recovers fuel environmental environmental costs improvements improvements $148.77 $146.88 $140.04 $148.15 $143.80 $143.66 $141.18 $141.27 3/1/18 - TEAMI 7/1/18 – REAC 7/11/19 – LFCR 6/1/18 - TCA 2/1/19 –PSA 3/1/19 –LFCR 4/1/19 - TEAMII 6/1/19 – TCA Creditfrom federal Access to more Provides renewable Supports grid Recovers fuel Supports grid Creditfrom federal Access to more tax reform renewable energy and energy incentivesand reliability costs reliability tax reform renewable energy and improves reliability power costs improves reliability * Impacts represent the change to the average residential bill after the rate case ($149.75/1,064 kWh). Powering Growth, Delivering Value | 7

SUSTAINABILITY APS’s vision is to create a sustainable energy future for Arizona Five critical areas of our sustainability efforts Carbon Management • Commitment to exit coal by 2038 Today, we serve customers with an energy mix that is 50% clean • MSCI Environmental Sustainability and Governance “A” rating1 Energy Innovation • More than 1,400 MW of installed solar capacity • Plans to add at least 950 MW of new clean technologies by 2025 Safety & Security Our 10 grid-scale solar plants are • Nearly 50% reduction in physical security false alarms since 2016 powered by more than 1 million solar panels • Ongoing cyber threat awareness training and drills to enhance preparedness Water Resources • 13% reduction in groundwater use since 2014 • Palo Verde Generating Station 20 billion gallons of wastewater recycled each year to cool Palo Verde provides nearly 70% of Arizona’s People carbon-free energy and uses recycled wastewater to cool the • Average employee tenure of 12.5 years due to strong talent strategy plant • More than 20% of our employees are veterans Powering Growth, Delivering Value | 8 1 As of November 6, 2018

COAL EXIT STRATEGY Plan to reduce carbon intensity by 23% Navajo over the next 15 years 315 MW by end of 2019 Cholla 387 MW by 2025 Remaining 970 MW by 2038 Coal Free 2018 2019 2025 2038 • We have a long history of transitioning to clean energy resources that reduce carbon emissions • Since 2005, baseline carbon emissions have been reduced by more than six million tons per year, which represents a 28% reduction Powering Growth, Delivering Value | 9

CARBON AVOIDANCE AND EMISSION REDUCTIONS APS surpassed the Paris Agreement greenhouse gas reduction goal 9 years early Carbon Avoidance Metric • Measures Companywide carbon reduction, Cumulative Carbon Avoidance not just generation 20 Carbon Avoidance Opportunities 18.1 15 • Retiring coal plants 13.6 • Renewable energy generation 10 • Power purchase agreements 8.5 • Energy efficiency programs for customers CO2 Emissions CO2 5 • Energy efficient buildings 3.8 (Million Metric Tons) Metric (Million • Fleet electrification 0 2015 2016 2017 2018 Since 2015 APS has avoided 18.1 million metric tons of carbon dioxide emissions Emission Reductions that would have been emitted – 40,000 2005 equivalent of removing almost 4 million 2018 automobiles from the road 30,000 Clean Energy Tons 20,000 • Since 2005 we have reduced o CO2 emissions by 28% 10,000 o NOx emissions by 75% o SO2 emissions by 86% 0 • 1 NOx emission reduced by 88% compared to 2005 CO2 NOx SO2 at the Four Corners Plant as a result of recent emission controls 1CO2 = ‘000 tons Powering Growth, Delivering Value | 10

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,768 MW* Owned of renewable resources: PPA 240 MW 310 MW • Solar 1,452 MW • Wind 289 MW DG 902 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 3 MW Owned solar includes 170 MW AZ Sun Program, 24 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3 MW Powering Growth, Delivering Value | 11 * As of 6/30/19 as reported in the 2019 Form 10-Q – with additional 86 MW under development

Preliminary IRP Expect a 54% clean energy mix with more than 20% of generation coming from renewable resources by 2022 Our resource mix is guided by APS’s Increasing Clean Energy Resources four strategic pillars: • Up to 150MW of APS-owned solar to be in service by 2021 • Up to 250MW of wind resources in service no later than 2022 Enhancing Flexibility Through Market Opportunities and Customer Participation Increasingly Customer Cleaner Focus • Plan incorporates flexibility to manage population growth and economic activity • Expands the APS Rewards residential customer program to manage peak demand • Evaluating the feasibility of a day-ahead market to achieve cost savings and Always more efficient integration of renewables Affordable Reliable Safety & Reliability • Reaffirming our commitment to 850 MW of energy storage by 2025 • Timing and design parameters will depend on findings from the McMicken equipment failure event Powering Growth, Delivering Value | 12

ECONOMIC DEVELOPMENT Arizona’s focus on economic development continues to support growth in the state 2019 – New companies moving into APS’s service territory include: • Microsoft – constructing three world-class data centers • Nike – multimillion-dollar manufacturing facility employing at least 500 people • Red Bull – 700,000 square-foot facility • Fairlife – 300,000 square-foot facility; scheduled to begin operation in 2020 • Stream Data Centers – 2 million square-feet of data center facilities • Vantage Data Centers – 50 acre data center campus • Compass Datacenters – eight buildings on 225 acre campus • Quetico, LLC – 720,000 square-foot industrial facility; scheduled to open by fall 2020 What Others are Saying: • New study ranks Arizona economy among best in US; Phoenix Business Journal, June 9, 2019 • Phoenix leads US in population growth, new Census data shows; Phoenix Business Journal, May 23, 2019 • Arizona climbs on ranking of best states for business; Phoenix Business Journal, May 11, 2019 • Arizona's 2018 GDP growth among best in nation; Phoenix Business Journal, May 6, 2019 • Maricopa County is fastest-growing county in the U.S. for third year; Arizona Republic, April 18, 2019 • Phoenix region a top market for 2019 industrial development, report says; Phoenix Business Journal, April 7, 2019 Powering Growth, Delivering Value | 13

APPENDIX

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and Chief Executive Officer, Pinnacle West and Chairman and Chief Executive Officer, APS



- Joined Pinnacle West in 2002 from Ameren
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 38+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Jeff Guldner (CEO successor effective November 16th)
President, APS and Executive Vice President Public Policy, Pinnacle West



- Joined APS in 2004 from Snell & Wilmer
- Promoted to President in 2018
- Responsible for all areas of APS excluding nuclear
- Significant experience in public utility and energy law and regulation

Daniel Froetscher
Executive Vice President of Operations, APS



- Joined APS in 1980
- Appointed EVP of Operations, February 2018
- Responsible for overseeing T&D, fossil generation, resource management, sustainability, supply chain, security and customer service
- Significant leadership and industry experience

Bob Bement
Executive Vice President and Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

PINNACLE WEST CAPITAL CORPORATION
Powering Growth, Delivering Value | 15

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions $1,600 PROJECTED $1,472 $1,400 $114 $1,266 $53 $1,202 $1,237 $1,200 $142 $172 $187 $16 $57 Traditional Generation $26 $505 $1,000 New Gas Generation 1 $112 $164 $246 $65 Environmental $800 $147 $189 Clean Generation $198 $206 $600 $116 Transmission Distribution $400 $535 $455 $443 Other $481 $200 $168 $94 $135 $151 $- 2018 2019 2020 2021 • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $10 million in 2018. • 2019 – 2021 as disclosed in the Second Quarter 2019 Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. Powering Growth, Delivering Value | 16

DISTRIBUTION GRID INVESTMENTS

Grid Operations and Investment Projected to be approximately $1.5 billion from 2019-2021

Customer Growth
Approximately 50% of distribution capex

Line Extensions for new residential and commercial customers
Average annual spend ~ $68M

- Extend, relocate, and upgrade APS facilities in response to customer request

New Distribution Substations & Upgrades
Average annual spend ~ $38M

Construction over the next 3 years:
- 21 New Substations
- 3 Upgrades

Grid Modernization
Approximately 9% of distribution capex

Cap Bank Controllers, Substation Regulators, Voltage Management Algorithms
Average annual spend ~ $11M

- Controls regulators and capacitor banks to manage power quality such as power factor and voltage

R T

Reclosers – Supervisory Controlled Switches, Trip Savers
Average annual spend ~ $14M

- Leveraging AMI for distribution automation
- Strategically deploying Fiber for communications backhaul

Run and Maintain
Approximately 41% of distribution capex

Overhead Lines & Wood Pole Replacements
Average annual spend ~ $8M

- Replace equipment or components due to damage, degradation or failure
- Ensure the integrity of the structure and enhance system reliability

Underground Cable Replacements
Average annual spend ~ $22.5M

- Replace all remaining direct buried primary distribution cable
- Direct buried cable has become a major cause of power outages

PINNACLE WEST CAPITAL CORPORATION
Powering Growth, Delivering Value | 17

OPERATIONS & MAINTENANCE Goal is to keep O&M per kwh flat, adjusted for planned outages $ in millions $933 $865 - $885 $848 $858 74 50 - 60 72 63 859 815 - 825 776 795 2016 2017 2018 2019E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $83 million in 2016, $91 million in 2017, $104 million in 2018, and $80 million in 2019E Powering Growth, Delivering Value | 18

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 17% 6-7% Average Annual Growth $2.0 83% $1.5 ACC FERC Rate Effective Date 8/19/2017 6/1/2018 $9.6 Test Year Ended 12/31/20151 12/31/2017 $7.1 Rate Base $6.8B $1.5B Equity Layer 55.8% 53.4% 2017 2018 2019 2020 2021 Allowed ROE 10.0% 10.75% Projected 1 Rate base $ in billions, rounded Adjusted to include post test-year plant in service through 12/31/2016 Powering Growth, Delivering Value | 19

BALANCE SHEET STRENGTH Near-Term Long-Term Debt Maturities 2019 Major Financing Activities $ in millions • $200 million 18-month APS $1,000 unsecured term loan entered into in February 2019 $800 • $300 million 30-year 4.25% APS $450 senior unsecured notes issued $600 February 2019 • $300 million 10-year 2.60% APS $400 senior unsecured notes issued August 2019 $500 $200 $450 • Expect up to $300 million of long- term debt issuance at APS during $- the remainder of 2019 exclusive of 20191 2020 any funding for the refinancing of APS PNW the APS $250 million 2.20% senior notes which mature in January 1 Represents the APS $500 million 8.75% senior notes which 2020 matured on March 1, 2019 Powering Growth, Delivering Value | 20

RESIDENTIAL PV APPLICATIONS1 Residential DG (MWdc) Annual Additions 151 133 133 4,000 3718 74 65 3432 57 3,500 3,000 2014 2015 2016 2017 2018 2019 YTD 2464 2,500 2143 1944 2033 2,000 1818 1561 1602 1426 1553 1904 1442 1434 1,500 1299 1440 1283 1267 1172 1364 1413 1153 1291 1097 902 1001 1247 1,000 1093 1147 801 808 907 998 702 769 896 910 744 759 500 629 614 538 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 Applications 2017 Applications 2018 Applications 2019 Applications 1 Monthly data equals applications received minus cancelled applications. As of July 31, 2019, approximately 98,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 778 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. Powering Growth, Delivering Value | 21

THE “DUCK CURVE” Non-curtailable rooftop solar is changing the load shape of the grid MW 5,000 Meeting Evening Peak 4,500 4,000 • The mid-day dip in load disappears once the sun sets 3,500 Load before renewables • This causes a steep ramp in 3,000 demand heading into the evening peak 2,500 Load after renewables o Requires fast-starting, flexible 2,000 resources to respond 1,500 Generation Minimum Output 1,000 1 3 5 7 9 11 13 15 17 19 21 23 The mid-day dip in load due to growth of non- Evening peak curtailable rooftop solar resources on the system Powering Growth, Delivering Value | 22

TAX REFORM

Customer Rate Reductions

ACC – TAX EXPENSE ADJUSTOR MECHANISM:

- *PHASE I*: The ACC approved $119 million annual rate reduction reflecting the lower federal tax rate. Effective for the March 2018 billing cycle.
- *PHASE II*: The ACC approved an additional $86.5 million rate reduction to return the unprotected "excess" deferred taxes to ACC customers over a 12-month period. Effective for the April 2019 billing cycle.
- *PHASE III*: Filed in April 2019 – will address the refund of protected "excess" deferred taxes which are required to be returned over the regulatory life of plant property. The Company has proposed that Phase III begin July 1, 2019, and annually refund $34.5 million to customers over the first 36 months. The ACC has not yet approved this request.

Cash Taxes

- Due to loss of bonus depreciation, cash tax payments normalize in 2019 as the Company utilizes its remaining tax credit carryforwards
- Future investment tax credits from renewable efforts will likely reduce cash tax payments in the year the assets are placed in service

Effective Tax Rate

- Amortization of TEAM Phase II excess deferred taxes will benefit the Company's 2019 and 2020 ETR
- Amortization of TEAM Phase III excess deferred taxes are anticipated to benefit the ETR over a 28.5 year period

Net Regulatory Liability for Excess Deferred Taxes ($ in millions)	At June 30, 2019
Total Net Regulatory Liability for Regulated Excess Deferred Taxes	$1,495
Net Regulatory Liability for Depreciation Related Excess Deferred Taxes (to be returned over the life of property)	$1,398
Net Regulatory Liability for Non-Depreciation Related Excess Deferred Taxes	$97

PINNACLE WEST CAPITAL CORPORATION
Powering Growth, Delivering Value | 23

CREDIT RATINGS AND METRICS APS Pinnacle West 2016 2017 2018 Corporate Credit Ratings1 APS FFO / Debt 27.4% 29.4% 24.5% Moody’s A2 A3 FFO / Interest 6.9x 7.5x 6.5x S&P A- A- Debt / 47.3% 46.8% 47.0% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 26.3% 26.4% 22.1% Moody’s A2 A3 FFO / Interest 6.8x 7.1x 6.2x S&P A- BBB+ Debt / 48.7% 50.0% 51.4% Fitch A A- Capitalization Note: Moody’s and S&P rate the outlooks for APS Source: Standard & Poor’s and Pinnacle West as Stable. Fitch rates the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Powering Growth, Delivering Value | 24

OCOTILLO MODERNIZATION PROJECT & FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Unit 5 – Late 2017 In-Service Dates Units 3 – 7 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $36 million (through 2019) $45 million (through 2019) • Cost deferral from date of commercial • Cost deferral from time of installation to operation to the effective date of rates in next incorporation of the SCR costs in rates using a Accounting Deferral rate case step increase • Includes depreciation, O&M, property taxes, • Includes depreciation, O&M, property taxes, and capital carrying charge2 and capital carrying charge2 1 The ACC’s decision is subject to appeals 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order Powering Growth, Delivering Value | 25

FOUR CORNERS SCR STEP INCREASE

The Administrative Law Judge issued a Recommended Opinion and Order on November 27, 2018[1]

Key Components of APS's Filed Request

Financial	Cost of Capital	Bill Impact
• Consistent with prior disclosed estimates	• 7.85% Return on Rate Base[2] – Weighted Average Cost of Capital (WACC)	• Rate rider applied as a percentage of base rates for all applicable customers
• $390 million direct costs vs. $400 million[1] contemplated in APS's recent rate case	• 5.13% Return on Deferral[2] – Embedded Cost of Debt	• $67.5 million revenue requirement[2]
• $40 million in indirect costs (overhead, AFUDC)	• 5% Depreciation Rate – 20-year useful life (2038-depreciation study)	• ~2% bill impact
	• 5-year Deferral Amortization	

2019 Full-Year EPS Impact[3]

$ in millions	
Revenue[1]	$(58.5)
Deferrals:	
Depreciation	19.5
O&M	0.4
Property tax	3.6
Debt return	20.0
Avoided expense[4]	4.6
Earnings impact[5]	$(8.2)
EPS[5]	$(0.07)

[3] Assumes no step increase in 2019

[4] Amortization of deferral

[5] Calculated using 21% marginal tax rate and 113.1 million shares

[1] Arizona Corporation Commission Staff recommended a $58.5 million revenue increase and the Administrative Law Judge issued a Recommended Opinion and Order consistent with Commission Staff's recommendation

[2] Based on 2017 Rate Review Order

PINNACLE WEST CAPITAL CORPORATION

Powering Growth, Delivering Value | 26

2019 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Power Supply Adjustor (PSA): **E-01345A-16-0036**	Implemented: Feb 1			
Lost Fixed Cost Recovery: **E-01345A-16-0036**	2018 LFCR approved 2019 LFCR Filed: Feb 15	2019 LFCR approved		
Transmission Cost Adjustor: **E-01345A-16-0036**		Filed: May 15 Implementation: Jun 1		
2020 DSM/EE Implementation Plan: **E-01345A-19-0148**				To be filed by: Dec 31
2020 RES Implementation Plan: **E-01345A-19-0088**			Filed: Jul 1	
2019 Rate Review: **To be assigned**				To be filed Oct 31
Resource Planning and Procurement: **E-00000V-19-0034**			Filed preliminary IRP: Aug 1 Workshop Sept 19	
Tax Expense Adjustor (TEAM): **E-01345A-18-0003**	TEAM II approved: Mar 13	TEAM III filed: Apr 10		
Resource Comparison Proxy (RCP): **E-01345A-19-0081**		Year 3 Filed: May 1	Year 3 Implementation Expected: October 1	
QF/PURPA Contracts (EPR-2): **E-01345A-16-0272**	Workshop Mar 29		Hearing ended Aug 29	
Possible Modification to Commission's Energy Rules: **RU-00000A-18-0284**	Workshops Feb 25, Mar 14, Mar 26	Workshops Apr 17, 29, 30	Workshops Jul 31, Aug 7	
Modification to Retail Competition Rules: **RE-00000A-18-0405**			Workshop Jul 30, 31	
Customer Complaint: **E-01345A-18-0002**		Commission vote not to dismiss: May 22	Complaint resolved: Jul 10	
Proposed Termination of Service Rule Modifications: **RU-00000A-19-0132**		Emergency Rules Approved: June	Workshop Sept 30	

PINNACLE WEST CAPITAL CORPORATION
Powering Growth, Delivering Value | 27

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com Powering Growth, Delivering Value | 28